UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 1, 2024

Date of Report (Date of earliest event reported)

Evergreen Sustainable Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55019	26-3119496
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8533 Midway Road, Dallas, Texas	75209
(Address of principal executive offices)	(Zip Code)

(469) 209-6154

(Registrant’s telephone number, including area code)

Generation Hemp, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward- looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

Item 8.01 Other Events

Evergreen Sustainable Enterprises, Inc., a Delaware corporation (“Evergreen” or the “Company”), is in the process of finalizing its annual report on Form 10-K (the “10-K”) for the fiscal year ended December 31, 2023 (“Fiscal 2023”), which was originally scheduled to be filed on April 1, 2024.

Effective October 1, 2023, management and day-to-day operations of Toro Energia Sociedad Anonima (“Toro”) were taken over by Evergreen and its subsidiaries. Five new employees were hired last October and the Company maintains full operating control of the hydroelectric generating plant, along with all bitcoin activities.

Management has retained two separate accounting firms located in Costa Rica who have been restructuring the accounting books and records from the prior owner. This historical information has been necessary in order that the accounting of Toro, an 80% owned subsidiary of the Company, could be completed and consolidated into the parent company’s consolidated financial statements and filings. This extensive process going back to January 2023 is imperative so that Evergreen can complete its quarterly and annual filings in the manner required under the rules and regulations of the Securities and Exchange Commission.

Management anticipates filing its Form 10-K at the earliest possible date. The Company does not anticipate there will be any restatements of previously filed financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Evergreen Sustainable Enterprises, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SUSTAINABLE ENTERPRISES, INC.

Date: April 1, 2024	By:	/s/ Gary C. Evans
Gary C. Evans
Chief Executive Officer

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